POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED APRIL 24, 2012 TO THE
SUMMARY PROSPECTUS DATED AUGUST 31, 2011 OF:

On June 30, 2012, the methodology by which Red Rocks Global Listed Private Equity Index, the underlying index of the PowerShares Global Listed Private Equity Portfolio, is formulated will change. Accordingly, the following changes to the summary prospectus are made effective on that date:

•  The "SM" symbol is hereby deleted from all references to Red Rocks Global Listed Private Equity Index.

•  The second sentence in the first paragraph under the section titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Underlying Index is comprised of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies ("BDCs"), master limited partnerships ("MLPs") and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to or provide services to privately held companies (collectively, "listed private equity companies").

Please Retain This Supplement For Future Reference.

P-PSP-SUMPRO-1 SUP-1 042412